Synovus					Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2023	2022				First Quarter

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	'23 vs '22
						% Change

Interest income	$716,879	654,654	551,299	453,772	416,062	72%
Interest expense	236,128	153,308	73,380	28,384	23,814	892

Net interest income	480,751	501,346	477,919	425,388	392,248	23
Provision for (reversal of) credit losses	32,154	34,884	25,581	12,688	11,400	182

Net interest income after provision for credit losses	448,597	466,462	452,338	412,700	380,848	18

Non-interest revenue:
Service charges on deposit accounts	22,974	23,639	23,398	23,491	22,539	2
Fiduciary and asset management fees	19,696	18,836	19,201	20,100	20,277	(3)
Card fees	15,824	15,887	15,101	16,089	14,756	7
Brokerage revenue	22,558	19,996	17,140	15,243	14,655	54
Mortgage banking income	3,858	2,554	5,065	3,904	5,953	(35)
Capital markets income	13,725	6,998	6,839	7,393	5,472	151
Income from bank-owned life insurance	7,262	7,206	6,792	9,165	6,556	11
Investment securities gains (losses), net	1,030	—	—	—	—	nm
Recovery of NPA	13,126	—	—	—	—	nm
Other non-interest revenue	13,073	7,323	10,762	1,881	15,126	(14)

Total non-interest revenue	133,126	102,439	104,298	97,266	105,334	26

Non-interest expense:
Salaries and other personnel expense	188,924	182,629	173,334	161,063	164,684	15
Net occupancy, equipment, and software expense	42,860	45,192	43,462	43,199	42,877	—
Third-party processing and other services	21,833	23,130	22,539	21,952	20,996	4
Professional fees	8,963	11,096	6,755	10,865	8,474	6
FDIC insurance and other regulatory fees	10,268	8,232	7,707	6,894	6,250	64
Restructuring charges (reversals)	(733)	(2,372)	956	(1,850)	(6,424)	nm
Loss on other loans held for sale	16,750	—	—	—	—	nm
Other operating expenses	32,987	41,089	39,257	39,928	35,593	(7)

Total non-interest expense	321,852	308,996	294,010	282,051	272,450	18

Income before income taxes	259,871	259,905	262,626	227,915	213,732	22
Income tax expense	57,712	54,135	59,582	49,863	42,695	35

Net income	202,159	205,770	203,044	178,052	171,037	18

Less: Preferred stock dividends	8,291	8,291	8,291	8,291	8,291	—

Net income available to common shareholders	$193,868	197,479	194,753	169,761	162,746	19%

Net income per common share, basic	$1.33	1.36	1.34	1.17	1.12	19%

Net income per common share, diluted	1.32	1.35	1.33	1.16	1.11	19

Cash dividends declared per common share	0.38	0.34	0.34	0.34	0.34	12

Return on average assets *	1.36%	1.38	1.39	1.26	1.22	14	bps
Return on average common equity *	19.23	20.93	18.66	16.48	14.20	503

Weighted average common shares outstanding, basic	145,799	145,467	145,386	145,328	145,273	—%
Weighted average common shares outstanding, diluted	146,727	146,528	146,418	146,315	146,665	—

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	March 31, 2023	December 31, 2022	March 31, 2022

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$638,150	$624,097	$557,178
Interest-bearing funds with Federal Reserve Bank	2,656,953	1,280,684	941,272
Interest earning deposits with banks	34,779	34,632	27,411
Federal funds sold and securities purchased under resale agreements	35,518	38,367	27,642
Cash, cash equivalents, and restricted cash	3,365,400	1,977,780	1,553,503

Investment securities available for sale, at fair value	9,732,618	9,678,103	10,463,101
Loans held for sale (includes $44,400, $51,136 and $111,992 measured at fair value, respectively)	669,447	391,502	723,921

Loans, net of deferred fees and costs	44,044,939	43,716,353	40,169,150
Allowance for loan losses	(457,010)	(443,424)	(414,956)
Loans, net	43,587,929	43,272,929	39,754,194

Cash surrender value of bank-owned life insurance	1,094,072	1,089,280	1,075,175
Premises, equipment, and software, net	367,089	370,632	386,631
Goodwill	452,390	452,390	452,390
Other intangible assets, net	25,267	27,124	33,478
Other assets	2,545,813	2,471,638	1,977,156
Total assets	$61,840,025	$59,731,378	$56,419,549

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$14,642,677	$15,639,899	$16,611,344
Interest-bearing deposits	35,311,259	33,231,660	32,044,900

Total deposits	49,953,936	48,871,559	48,656,244

Federal funds purchased and securities sold under repurchase agreements	195,695	146,588	501,124
Other short-term borrowings	253,152	603,384	400,389
Long-term debt	5,146,252	4,109,597	805,259
Other liabilities	1,520,860	1,524,449	1,231,898
Total liabilities	57,069,895	55,255,577	51,594,914

Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,143 shares; issued 170,713,864, 170,141,492 and 169,912,021 respectively; outstanding 146,059,006, 145,486,634 and 145,334,763 respectively	170,714	170,141	169,912
Additional paid-in capital	3,925,449	3,920,346	3,899,269
Treasury stock, at cost; 24,654,858, 24,654,858, and 24,577,258 shares, respectively	(944,484)	(944,484)	(941,168)
Accumulated other comprehensive income (loss), net	(1,289,327)	(1,442,117)	(662,065)
Retained earnings	2,370,633	2,234,770	1,821,542
Total shareholders’ equity	4,770,130	4,475,801	4,824,635
Total liabilities and shareholders' equity	$61,840,025	$59,731,378	$56,419,549

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	First Quarter 2023			Fourth Quarter 2022			First Quarter 2022
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$35,030,809	$526,529	6.10%	$34,103,384	$474,439	5.52%	$30,756,752	$280,588	3.70%
Consumer loans (1) (2)	8,762,631	104,147	4.78	9,041,520	101,905	4.50	8,594,009	81,368	3.81
Less: Allowance for loan losses	(445,192)	—	—	(427,525)	—	—	(423,953)	—	—
Loans, net	43,348,248	630,676	5.89	42,717,379	576,344	5.36	38,926,808	361,956	3.76
Investment securities available for sale	11,293,958	61,054	2.16	11,296,449	58,840	2.08	11,259,800	47,250	1.68
Trading account assets	11,338	124	4.39	15,552	68	1.75	9,078	39	1.73
Other earning assets(4)	1,513,800	17,212	4.55	1,148,099	10,490	3.58	1,919,531	815	0.17
FHLB and Federal Reserve Bank stock	306,935	3,355	4.37	270,822	2,805	4.14	160,065	685	1.71
Mortgage loans held for sale	36,497	566	6.20	46,240	688	5.95	103,887	882	3.40
Other loans held for sale	443,690	5,011	4.52	514,811	6,550	4.98	597,062	5,300	3.55
Total interest earning assets	56,954,466	$717,998	5.11%	56,009,352	$655,785	4.65%	52,976,231	$416,927	3.19%
Cash and due from banks	643,502			651,189			548,684
Premises and equipment	370,275			375,352			398,774
Other real estate	—			—			11,759
Cash surrender value of bank-owned life insurance	1,091,080			1,085,394			1,070,886
Other assets(5)	1,074,238			842,130			1,849,564
Total assets	$60,133,561			$58,963,417			$56,855,898
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$9,088,533	$23,218	1.04%	$8,627,386	$14,160	0.65%	$9,549,527	$2,372	0.10%
Money market accounts	14,397,683	72,618	2.05	14,771,308	46,671	1.25	16,045,627	5,349	0.14
Savings deposits	1,370,173	211	0.06	1,450,153	176	0.05	1,460,648	67	0.02
Time deposits	3,601,288	21,496	2.42	2,567,979	7,648	1.18	3,009,795	2,138	0.29
Brokered deposits	5,553,970	56,392	4.12	4,986,542	39,500	3.14	2,788,124	3,733	0.54
Federal funds purchased and securities sold under repurchase agreements	133,360	670	2.01	141,707	437	1.21	194,352	11	0.02
Other short-term borrowings	1,677,519	18,994	4.53	660,295	6,383	3.78	4,773	—	—
Long-term debt	3,148,062	42,529	5.41	3,446,306	38,333	4.39	982,423	10,144	4.13
Total interest-bearing liabilities	38,970,588	$236,128	2.46%	36,651,676	$153,308	1.66%	34,035,269	$23,814	0.28%
Non-interest-bearing demand deposits	15,014,224			16,569,275			16,491,643
Other liabilities	1,522,827			1,462,394			1,144,415
Shareholders' equity	4,625,922			4,280,072			5,184,571
Total liabilities and shareholders' equity	$60,133,561			$58,963,417			$56,855,898
Net interest income and net interest margin, taxable equivalent (6) (7)		$481,870	3.43%		$502,477	3.56%		$393,113	3.01%
Less: taxable-equivalent adjustment		1,119			1,131			865
Net interest income		$480,751			$501,346			$392,248

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: First Quarter 2023 — $11.5 million, Fourth Quarter 2022 — $11.7 million, and First Quarter 2022 — $20.7 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(1.52) billion, $(1.69) billion, and $(247.4) million for the First Quarter 2023, Fourth Quarter 2022, and First Quarter 2022, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent by average total interest earning assets.
(7)Net interest margin reflects Actual/Actual day count and includes other immaterial adjustments versus NIM previously reported.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	March 31, 2023	December 31, 2022	% Change	March 31, 2022	% Change
Commercial, Financial, and Agricultural	$14,201,398	$13,874,416	2%	$12,659,611	12%
Owner-Occupied	8,398,778	8,192,240	3	7,692,714	9
Total Commercial & Industrial	22,600,176	22,066,656	2	20,352,325	11
Multi-Family	3,374,129	3,134,571	8	2,288,497	47
Hotels	1,737,163	1,708,194	2	1,593,983	9
Office Buildings	3,071,236	3,011,911	2	2,521,381	22
Shopping Centers	1,332,078	1,403,928	(5)	1,500,768	(11)
Warehouses	1,020,921	1,035,152	(1)	814,756	25
Other Investment Property	1,441,303	1,350,291	7	1,327,760	9
Total Investment Properties	11,976,830	11,644,047	3	10,047,145	19
1-4 Family Construction	201,896	229,263	(12)	229,038	(12)
1-4 Family Investment Mortgage	394,754	387,670	2	391,636	1
Total 1-4 Family Properties	596,650	616,933	(3)	620,674	(4)
Commercial Development	63,004	79,889	(21)	102,757	(39)
Residential Development	106,872	108,661	(2)	193,580	(45)
Land Acquisition	253,399	200,783	26	181,162	40
Land and Development	423,275	389,333	9	477,499	(11)
Total Commercial Real Estate	12,996,755	12,650,313	3	11,145,318	17
Consumer Mortgages	5,246,640	5,214,443	1	5,052,003	4
Home Equity	1,757,250	1,757,038	—	1,416,341	24
Credit Cards	184,595	203,612	(9)	188,247	(2)
Other Consumer Loans	1,259,523	1,824,291	(31)	2,014,916	(37)
Total Consumer	8,448,008	8,999,384	(6)	8,671,507	(3)
Total	$44,044,939	$43,716,353	1%	$40,169,150	10%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	March 31, 2023	December 31, 2022	% Change	March 31, 2022	% Change
Commercial, Financial, and Agricultural	$94,196	$59,307	59%	$64,888	45%
Owner-Occupied	25,591	10,104	153	10,854	136
Total Commercial & Industrial	119,787	69,411	73	75,742	58
Multi-Family	1,806	1,857	(3)	2,639	(32)
Office Buildings	190	309	(39)	2,205	(91)
Shopping Centers	727	735	(1)	915	(21)
Warehouses	222	223	—	482	(54)
Other Investment Property	668	349	91	1,047	(36)
Total Investment Properties	3,613	3,473	4	7,288	(50)
1-4 Family Construction	—	55	(100)	55	(100)
1-4 Family Investment Mortgage	3,515	3,067	15	2,187	61
Total 1-4 Family Properties	3,515	3,122	13	2,242	57
Commercial Development	—	—	nm	625	(100)
Residential Development	267	267	—	407	(34)
Land Acquisition	886	891	(1)	1,021	(13)
Land and Development	1,153	1,158	—	2,053	(44)
Total Commercial Real Estate	8,281	7,753	7	11,583	(29)
Consumer Mortgages	39,536	36,847	7	29,997	32
Home Equity	7,967	6,830	17	8,854	(10)
Other Consumer Loans	6,889	7,220	(5)	5,955	16
Total Consumer	54,392	50,897	7	44,806	21
Total	$182,460	$128,061	42%	$132,131	38%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2023	2022				First Quarter

	First	Fourth	Third	Second	First	'23 vs '22
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$182,460	128,061	122,094	109,024	132,131	38%
Impaired Loans Held for Sale	—	—	447	—	—	nm
Other Real Estate and Other Assets	—	15,320	15,320	26,759	26,759	(100)

Non-performing Assets (NPAs)	182,460	143,381	137,861	135,783	158,890	15

Allowance for Loan Losses (ALL)	457,010	443,424	421,359	407,837	414,956	10
Reserve for Unfunded Commitments	57,473	57,455	57,936	50,559	47,317	21

Allowance for Credit Losses (ACL)	514,483	500,879	479,295	458,396	462,273	11

Net Charge-Offs - Quarter	18,550	13,300	4,682	16,565	18,609
Net Charge-Offs - YTD	18,550	53,156	39,856	35,174	18,609
Net Charge-Offs / Average Loans - Quarter (1)	0.17%	0.12	0.04	0.16	0.19
Net Charge-Offs / Average Loans - YTD (1)	0.17	0.13	0.13	0.18	0.19
NPLs / Loans	0.41	0.29	0.29	0.26	0.33
NPAs / Loans, ORE and specific other assets	0.41	0.33	0.32	0.33	0.40
ACL/Loans	1.17	1.15	1.13	1.11	1.15
ALL/Loans	1.04	1.01	0.99	0.99	1.03

ACL/NPLs	281.97	391.13	392.56	420.45	349.86
ALL/NPLs	250.47	346.26	345.11	374.08	314.05

Past Due Loans over 90 days and Still Accruing	$3,529	3,373	3,443	2,251	3,067	15
As a Percentage of Loans Outstanding	0.01%	0.01	0.01	0.01	0.01

Total Past Due Loans and Still Accruing	$55,053	65,568	63,545	56,160	45,385	21
As a Percentage of Loans Outstanding	0.12%	0.15	0.15	0.14	0.11

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	March 31, 2023	December 31, 2022	March 31, 2022

Common Equity Tier 1 Capital Ratio	9.76%	9.63	9.49
Tier 1 Capital Ratio	10.79	10.68	10.63
Total Risk-Based Capital Ratio	12.69	12.54	12.56
Tier 1 Leverage Ratio	9.14	9.07	8.87
Total Shareholders' Equity as a Percentage of Total Assets	7.71	7.49	8.55
Tangible Common Equity Ratio (2) (4)	6.12	5.84	6.80
Book Value Per Common Share (3)	$28.98	27.07	29.50
Tangible Book Value Per Common Share (2)	25.71	23.78	26.16

(1) Current quarter regulatory capital information is preliminary.
(2) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(3) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(4) See "Non-GAAP Financial Measures" for applicable reconciliation.